EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2019
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2019	2018	2017
Numerator:
Net Loss	(10,352)	(95,306)	(204,969)
Denominator:
Basic - Weighted Average Common Shares Outstanding	142,571,361	141,969,666	103,832,680
Dilutive – Weighted Average Common Shares Outstanding	142,571,361	141,969,666	103,832,680
Loss per Common Share:
Basic	(0.07)	(0.67)	(1.97)
Diluted	(0.07)	(0.67)	(1.97)